EXHIBIT 10.7.4


                    ACKNOWLEDGMENT AND AGREEMENT (MSN 32838)

            POLAR AIR CARGO, INC., a Delaware corporation ("POLAR"), with reference to Amendment Agreement (MSN 32838), dated as of August 1, 2003 (the "AGREEMENT"), between Atlas Air, Inc. ("LESSEE") and Tuolumne River Aircraft Finance, Inc. ("LESSOR"), DOES HEREBY ACKNOWLEDGE AND AGREE (to, with and for the benefit of Lessor and its successors and assigns) that Polar is bound by, and obligated to perform and observe, and hereby agrees to perform and observe, the terms, provisions, conditions and covenants contained in Sections 2(d), 2(e)(i), 2(f), 4(c), 7 and 8 of the Agreement (and applicable to or in respect of a "Lessee Party" or a "Lessee Party" other than Lessee or an "Affiliate" of Lessee), in each case, with the same force and effect as if Polar were party to the Agreement (in the capacity of a "Lessee Party").

                            [Signature Page Follows]

            IN WITNESS WHEREOF, Polar has caused this Acknowledgment and Agreement to be executed and delivered as of this 18th day of November, 2003.

                                             POLAR AIR CARGO, INC.


                                             By /s/ Scott J. Dolan
                                                --------------------------------
                                                Name: Scott J. Dolan
                                                Title: Vice President Operations


          [Signature Page to Acknowledgment and Agreement (MSN 32838)]

                           Schedule to Exhibit 10.7.4

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ----------------------- ------------------------ -------------------------------------------
REGISTRATION         MANUFACTURER'S SERIAL   ACKNOWLEDGING PARTY      AGREEMENT
NUMBER               NUMBER(S)
-------------------- ----------------------- ------------------------ -------------------------------------------
N418MC               32840                   Polar Air Cargo, Inc.    Polar Air Cargo, Inc. Acknowledgement and
                                                                      Agreement dated November 18, 2003  with
                                                                      respect to Aircraft N418MC
-------------------- ----------------------- ------------------------ -------------------------------------------

